SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): January 18, 2001


                          Natural Solutions Corporation
             (Exact name of registrant as specified in its charter)


          Nevada                      000-28155                88-0367024
----------------------------    ----------------------   -----------------------
(State or other jurisdiction    Commission File Number       (IRS Employer
    of incorporation)                                      Identification No.)



100 Volvo Parkway, Suite 200, Chesapeake, Virginia               23320
--------------------------------------------------             ----------
(Address of principal executive offices)                       (Zip Code)

Registrant's telephone number, including area code:  (757) 548-4242

Securities registered under Section 12(b) of the Exchange Act:

Title of each class                    Name of each exchange on which registered

         None
--------------------------             -----------------------------------------

Copies of Communications Sent to:

                            Donald F. Mintmire, Esq.
                              Mintmire & Associates
                          265 Sunrise Avenue, Suite 204
                              Palm Beach, FL 33480
                               Tel: (561) 832-5696
                               Fax: (561) 659-5371

ITEM 4.  Changes in Registrant's Certifying Accountant
         ---------------------------------------------


(a)      Previous independent accountants

(i) As reported in our 8-KA dated June 20, 2000, effective June 19, 2000, Natural Solutions Corporation dismissed its previous independent auditor, Cronin & Company, and engaged PricewaterhouseCoopers LLP as its new independent accountants to audit the year ended July 31, 2000. On January 18, 2001, the company dismissed PricewaterhouseCoopers LLP as its independent accountants. The decision to replace PricewaterhouseCoopers LLP was approved by the audit committee.

(ii) The report of PricewaterhouseCoopers LLP on the financial statements for the year ended July 31, 2000, contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principle, except that the report was modified to include a paragraph regarding the company's ability to continue as a going concern.

(iii) In connection with its audit for the year ended July 31, 2000 and through January 18, 2001, there have been no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principle or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have cause them to make reference thereto in their report on the financial statements for such year.

(iv) During the period ended June 19, 2000 and through January 18, 2001, there have been no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)).

(v) The Registrant has requested that PricewaterhouseCoopers LLP furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter, dated January 23, 2001, is filed as Exhibit 16.32 to this Form 8-K.


(b)      New Independent Accountants

         Effective January 18, 2001, the Company engaged Goodman & Company, LLP as its new independent accountants to audit the Company's financial statements.



ITEM 7.  Exhibits.
         ---------

Exhibit No.       Description

16.32 Letter from PricewaterhouseCoopers LLP to the Securities and Exchange Commission

SIGNATURE
---------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                    Natural Solutions Corporation (Registrant)


Date: January 24, 2001              By: /s/ Jimmy W. Foshee, President
                                        --------------------------------------
                                        Jimmy W. Foshee, President

                                    By: /s/ Michael D. Klansek
                                        --------------------------------------
                                        Michael D. Klansek, Treasurer
                                        and Chief Financial Officer